UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2023

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Talos Energy Inc. (the “Company”) on February 14, 2023 (the “Original Form 8-K”), on February 13, 2023, the Company consummated the mergers (the “Mergers”) contemplated by the Agreement and Plan of Merger, dated as of September 21, 2022, by and among EnVen Energy Corporation (“EnVen”), Talos Production Inc., Tide Merger Sub I Inc., Tide Merger Sub II LLC, Tide Merger Sub III and BCC EnVen Investments, L.P., pursuant to which EnVen became a wholly owned subsidiary of the Company.

This Current Report on Form 8-K provides certain financial statements of EnVen as described in Item 9.01 below. This Current Report on Form 8-K should be read in connection with the Original Form 8-K, which provides a more complete description of the Mergers.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

•

Audited consolidated financial statements of EnVen as of and for the years ended December 31, 2022 and 2021, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Mergers, attached as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31 2022;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP, relating to the financial statements of EnVen Energy Corporation.

23.2	Consent of Netherland, Sewell & Associates, Inc. – EnVen Energy Ventures, LLC.

99.1	Audited consolidated financial statements of EnVen Energy Corporation as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021.

99.2	Unaudited pro forma condensed combined financial information as of December 31, 2022 and for the year ended December 31, 2022.

99.3	Netherland, Sewell & Associates, Inc. Reserve Report for EnVen Energy Ventures, LLC as of December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2023

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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